                          Conectiv Energy Supply, Inc.

                                      10.3

                           Certificate of Amendment of
                         Certificate of Incorporation of
                             Delmarva Energy Company
                               Filed April 9, 1998

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             DELMARVA ENERGY COMPANY

                         Pursuant to Section 242 of the
                           General Corporation Law of
                              the State of Delaware


     The undersigned, the President and Assistant Secretary of Dehnarva Energy Company (the "Company"), a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware do hereby certify that the following resolution was submitted to, approved and adopted by unanimous written consent of the Board of Directors of the Company pursuant to Section 141 of the General Corporation Law of the State of Delaware, all in accordance with Section 242 of the General Corporation Law of the State of Delaware:

              RESOLVED, That the Certificate of Incorporation of the Company be, and hereby is, amended by deleting the title and the first paragraph defining the name of the Company and substituting in lieu thereof the following:

                                  CERTIFICATE OF
                                  INCORPORATION
                                       OF
                          CONECTIV ENERGY SUPPLY, INC.


                       FIRST: The name of the Corporation is Conectiv Energy Supply, Inc.


      IN WITNESS WHEREOF, the Company has caused this certificate to be executed by its President and attested by its Secretary this 1st day April, 1998.


Attest:


By: ____________________________          By:____________________________
Secretary - Moira K. Donoghue                President - Thomas S. Shaw